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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the use of our report dated January 27, 1999, appearing on page 21 of CBS Corporation's Form 10-K/A and page 55 of CBS Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this Proxy Statement/Prospectus of Viacom Inc., and the reference to our firm under the heading "Experts" in this Proxy Statement/Prospectus.

                                          /s/ KPMG LLP

New York, New York

November 22, 1999